OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statutory Prospectus dated July 29, 2015

Effective as of the date of this supplement, the following replaces the section entitled “About your account – Investing in the Funds”:

Investing in the Funds

Shares of the Funds may be purchased only through a participating securities dealer or other financial intermediary.

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your participating securities dealer or other financial intermediary (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame.  It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Certain participating securities dealers or other financial intermediaries may charge you additional fees in connection with transactions in Fund shares.

Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Optimum Funds' website at optimummutualfunds.com, including hyperlinks to relevant information in fund offering documents. Additional information on sales charges can be found in the SAI, which is available upon request.

Effective as of the date of this supplement, the following replaces the section entitled “About your account – Class A sales charges”:

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge.  The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria.

All Funds except Optimum Fixed Income Fund
Amount of purchase	Sales charge as % of offering price	Sales charge as % of net amount invested
Less than $75,000	5.75%	6.54%
$75,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none	none

Optimum Fixed Income Fund
Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $100,000	4.50%	5.13%
$100,000 but less than $250,000	3.50%	4.00%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none	none

Effective as of the date of this supplement, the following replaces the first paragraph of the section entitled “About your account – Payments to Intermediaries”:

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with "shelf space" or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of a Fund and/or some or all other Delaware Investments® Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries. Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts) in lieu of the transfer agent providing such services. LPL, who has entered into an omnibus shareholder services agreement with Delaware Investments Fund Services Company receives compensation from Delaware Investments Fund Services Company at a rate of $16 per year for each Fund shareholder account it provides services for pursuant to the omnibus agreement.

Effective as of the date of this supplement, the following replaces the first paragraph in the section entitled “About your account – Waivers of contingent deferred sales charges”:

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. Please note that your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver.  Additional information on sales charges can be found in the SAI, which is available upon request. Class A and Institutional Class shares do not have CDSCs so they are not included in the chart below.

Effective as of the date of this supplement, the following replaces the section entitled “About your account – Calculating share price”:

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), you will pay that day's closing Fund share price, which is based on that Fund's NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price.  If your order is received after the scheduled  close of regular trading on the NYSE, you will pay the next Business Day's closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of an Optimum Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00 p.m. Eastern time). A Fund does not calculate the NAV on days the NYSE is closed for trading.  If the NYSE has an unscheduled early close, a Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Effective as of the date of this supplement, the following replaces the section entitled “About your account – How to redeem shares”:

How to redeem shares

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day.  If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check and sell them before your check has cleared, which can take up to 15 days, we will wait until your check has cleared before we send you your redemption proceeds.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Redemption proceeds will be distributed promptly (except as noted above), but not later than seven days after receipt of a redemption request (except as noted above). Please see the SAI for additional information.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this supplement for future reference.

This Supplement is dated December 8, 2015.